As filed with the Securities and Exchange Commission on July 3, 2007

File Nos. 033-97598 and 811-09102

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 34	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 36	☒

(Check appropriate box or boxes)

iShares,® Inc.

(Exact Name of Registrant as Specified in Charter)

c/o Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

(Address of Principal Executive Office)(Zip Code)

Registrant’s Telephone Number, including Area Code: (415) 597-2000

The Corporation Trust Company

300 E. Lombard Street

Baltimore, MD 21202

(Name and Address of Agent for Service)

With Copies to:

MARGERY K. NEALE, ESQ.	KEVIN D. SMITH, ESQ.
WILLKIE FARR & GALLAGHER LLP	BARCLAYS GLOBAL INVESTORS, N.A.
787 SEVENTH AVENUE	45 FREMONT STREET
NEW YORK, N.Y. 10019-6099	SAN FRANCISCO, CA 94105

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☒	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

☐	The post-effective amendment designates a new effective date for a previously filed post-effective amendment

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

iShares, Inc.®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 29 separate investment portfolios called “Funds.” This Prospectus relates to the following Funds:

iShares MSCI BRIC Index Fund

iShares MSCI Chile Index Fund

iShares MSCI Israel Index Fund

Each Fund issues and redeems shares at their net asset value (“NAV”) in blocks of                  shares or multiples thereof (“Creation Units”) only. Only certain large institutional investors known as Authorized Participants may purchase or redeem Creation Units directly with a Fund at NAV. These transactions are usually in exchange for a basket of securities similar to a Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of each Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund at NAV.

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”).

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated                     , 2007

“MSCI BRIC IndexSM”, “MSCI Chile Investable Market IndexSM” and “MSCI Israel Capped Investable Market IndexSM”, are service marks of Morgan Stanley Capital International (“MSCI”) and have been licensed for use for certain purposes by BGI. The Funds are not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representations regarding the advisability of investing in shares of the Funds.

Introduction

This Prospectus contains important information about investing in the Funds. Please read this Prospectus carefully before you make any investment decision. Additional information regarding the Funds is available at www.iShares.com.

Barclays Global Fund Advisors (“BGFA”) is the investment adviser to the Funds. BGFA is a subsidiary of BGI. The shares of each Fund are listed and trade at market prices on a national securities exchange such as the American Stock Exchange (“AMEX”), the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”) and the NYSE Arca, Inc. The market price for a share of a Fund may be different from the Fund’s most recent NAV per share. Each Fund has its own CUSIP number and exchange trading symbol.

The Funds are exchange traded funds (commonly referred to as “ETFs”), which are funds that trade like other publicly traded securities and are designed to track an index. Similar to an index mutual fund, each share of a Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, only Authorized Participants may purchase or redeem shares directly from the Funds at NAV. Also unlike shares of a mutual fund, the shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Each Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Funds are designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not constitute a complete investment program.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective of the Funds

Each Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its “Underlying Index”). Each Fund’s investment objective may be changed without shareholder approval.

Each of the Underlying Indexes is sponsored by an organization that is independent of the Funds and BGFA (an “Index Provider”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index Provider of the Funds is MSCI.

Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

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Principal Investment Strategies of the Funds

The principal investment strategies common to each of the Funds are described below. Additional information regarding each Fund’s principal investment strategies is provided in the Descriptions of the Funds section of this Prospectus.

BGFA uses a “passive” or indexing approach to try to achieve each Fund’s investment objective. Unlike many investment companies, the Funds do not try to “beat” the indexes they track and do not seek temporary defensive positions when markets decline or appear overvalued.

Indexing eliminates the chance that a Fund may substantially outperform its Underlying Index, but also may eliminate some of the risk of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The iShares MSCI BRIC Index Fund will seek to track the performance of its Underlying Index by investing at least 80% of its assets in component securities and in depositary receipts representing such securities. The Fund may invest up to 20% of its assets in certain futures, options, swap contracts, cash and cash equivalents, including money market funds advised by BGFA, other exchange traded funds, including other iShares funds, and stocks not included in the Underlying Index but which the advisor believes will help the Fund track its Underlying Index. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect prospective changes in the Underlying Index (such as future corporate actions and index reconstitutions, additions and deletions).

The iShares MSCI Chile Index Fund and iShares MSCI Israel Index Fund will each seek to track the performance of its Underlying Index by investing at least 90% of its assets in component securities and in depositary receipts representing such securities. Each Fund may invest up to 10% of its assets in certain futures, options, swap contracts, cash and cash equivalents, including money market funds advised by BGFA, other exchange traded funds, including other iShares funds, and stocks not included in the Underlying Index but which the advisor believes will help a Fund track its Underlying Index. For example, each Fund may invest in securities not included in the Underlying Index in order to reflect prospective changes in the relevant Underlying Index (such as future corporate actions and index reconstitutions, additions and deletions).

BGFA uses a representative sampling indexing strategy for each of the Funds, as defined below.

Representative Sampling

“Representative sampling” is an indexing strategy that involves investing in a representative sample of the securities included in the relevant Underlying Index that collectively have an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. The Funds may or may not hold all of the securities that are included in the relevant Underlying Index.

Correlation

An index is a theoretical financial calculation, while a Fund is an actual investment portfolio. The performance of a Fund and its Underlying Index may vary somewhat due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between a Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Funds but not to the Underlying Indexes) or representative sampling.

BGFA expects that, over time, the correlation between a Fund’s performance and that of its Underlying Index, before fees and expenses, will be 95% or better. A correlation percentage of 100% would indicate perfect correlation. The difference between 100% correlation and a Fund’s actual percentage correlation with its Underlying Index is called “tracking error.” The Funds’ use of a representative sampling indexing strategy can be expected to result in greater tracking error than if the Funds used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

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Industry Concentration Policy

A Fund may concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries only to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Principal Risks of the Funds

Each Fund may be subject to the principal risks noted below as well as those specifically identified in the Descriptions of the Funds section. Some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and its ability to meet its investment objective. Below is a table that identifies the risks described in this section that are applicable to a particular Fund:

• Applicable	iShares MSCI BRIC Index Fund	iShares MSCI Chile Index Fund	iShares MSCI Israel Index Fund
Asset Class Risk	•	•	•
Concentration Risk	•	•	•
Currency Risk	•	•	•
Custody Risk	•	•	•
Emerging Market Risk	•	•	•
Foreign Securities Risk	•	•	•
Geographic Risk	•
Legal Enforcement of Shareholder Rights Risk	•	•	•
Management Risk	•	•	•
Market Risk	•	•	•
Market Trading Risks	•	•	•
Non-Diversification Risk	•	•	•
Passive Investments Risk	•	•	•
Risks of Privatization Results	•	•
Secondary Market Trading Risk	•	•	•
Tracking Error Risk	•	•	•
Valuation Risk	•	•	•
Additional Principal Risks*	•	•	•

*	Funds identified in this row are subject to additional principal risks that are described in the Descriptions of the Funds section applicable to that Fund.

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Asset Class Risk

The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. The stocks in a particular Underlying Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk

If the Underlying Index of a Fund concentrates in a particular industry, group of industries or sector, that Fund may be adversely affected by the performance of those securities and may be subject to increased price volatility. In addition, a Fund that concentrates in a single industry, group of industries or type of investment may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry, group of industries or type of investment. An investment in such a Fund should not constitute a complete investment program.

Currency Risk

Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if you invest in a Fund if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to the process of clearing and settling trades. This risk also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging Market Risk

Some foreign markets in which the Funds invest are considered emerging markets. Investment in emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investment policy than those typically found in a developed market.

Foreign Security Risk

Each Fund, other than the iShares MSCI BRIC Index Fund, invests entirely within the equity markets of a single country or region. The markets are subject to special risks associated with foreign investment including, but not limited to: generally lower liquidity and market efficiency; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; lesser regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

Geographic Risk

Some of the countries in which the iShares MSCI BRIC Index Fund invests are located in parts of the world prone to natural disasters, such as earthquakes, volcanoes or tsunamis, and are economically sensitive to environmental events. Any such event could result in a significant negative impact on the economies of these countries and investments made in these countries.

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Legal Enforcement of Shareholder Rights Risk

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights may differ from those that apply in the United States. Stockholders’ rights under the laws of other nations may not be as extensive as those that exist under the laws of the United States. Each Fund may therefore have more difficulty asserting its rights as a stockholder of a non-U.S. company in which it invests than it would as a stockholder of a comparable U.S. company.

Management Risk

Each Fund may be subject to management risk because each Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Management risk is the risk that BGFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Each Fund is managed in a manner that seeks to track the Fund’s Underlying Index, and is therefore subject to passive investments risk, which is described below.

Market Risk

Each Fund’s NAV will react to securities market movements. You could lose money over short periods due to short-term market movements, and over longer periods during general market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions which are not particularly related to a company or to factors which affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Prior Active Market

Although shares of each of the Funds described in this Prospectus are listed for trading on a national securities exchange, there can be no assurance that an active trading market for such shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Fund shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of any Fund will continue to be met or will remain unchanged.

Shares of Each Fund Will Trade at Prices Other Than NAV

Shares of each Fund trade on exchanges at prices at, above or below their most recent prior NAV. The per share NAV of a Fund is calculated at the end of each business day and fluctuates with changes in the market value of a Fund’s holdings since the most recent prior calculation. The trading prices of a Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO A FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of a Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade on exchanges at prices close to a Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with a Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, then the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares

Buying or selling Fund shares involves two types of costs that apply to all stock transactions. When buying or selling shares of the Funds through a broker, you will incur a brokerage commission determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors

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are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk

Each Fund is classified as “non-diversified.” A non-diversified fund generally may invest a larger percentage of its assets in the securities of a smaller number of issuers. As a result, the Fund may be more susceptible to the risks associated with these companies, or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investments Risk

The Funds are not actively managed. Each Fund may be affected by a general decline in the U.S. or foreign market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. BGFA does not attempt to take defensive positions in declining markets.

Risks of Privatization Results

Some countries in which the Funds invest may be in the process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Funds do not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Funds accept purchase and redemption orders.

Tracking Error Risk

Imperfect correlation between a Fund’s securities and those in its Underlying Index, rounding of prices, changes to the Underlying Indexes and regulatory restrictions may cause a Fund’s performance to diverge from the performance of its Underlying Index. This is called “tracking error.” Tracking error also may result because a Fund incurs fees and expenses while its Underlying Index does not incur such expenses.

Valuation Risk

Because foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The top holdings of each Fund can be found at www.iShares.com. Fund fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-800-iShares.

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Descriptions of the Funds

iShares MSCI BRIC Index Fund

Cusip:

Trading Symbol:

Underlying Index: MSCI BRIC Index

Investment Objective

The iShares MSCI BRIC Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI BRIC Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance in Brazil, Russia, India and China (“BRIC”). The Underlying Index consists of stocks traded primarily on the Sao Paolo Stock Exchange, Russian Trading System Stock Exchange, Moscow Interbank Currency Exchange, National Stock Exchange of India, and the Stock Exchange of Hong Kong. As of February 28, 2007, the Underlying Index’s three largest stocks were Gazprom-CLS (Russia) China Mobile LTD (China) and Lukoil-CLS (Russia) and its three largest industries were energy, banks and materials.

Principal Risks

The Fund is subject to the risks identified as applicable to the Fund in the “Principal Risks of the Funds” section. In addition, the Fund is subject to the risks listed below:

Structural Risks. The BRIC economies are subject to political, economic, legal and currency risks which have contributed to a high degree of price volatility in the BRIC equity markets and which could adversely affect investments in the Fund.

■

Political and Social Risk. Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in the BRIC countries. Such political or social developments may result in sudden and significant investment losses. The BRIC countries may be subject to extensive governmental regulation of investment and industry and restrictions on foreign ownership. For example, India imposes ceilings on the ownership of capital of an Indian company by foreign investors.

■

Expropriation Risk. There may be a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

■	Large Government Debt Risk. Chronic structural public sector deficits in some BRIC countries may adversely impact the investments in the Fund.

■

Economic & Currency Risk. The BRIC countries may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or they may experience economic recessions causing a negative effect on the economies and securities markets of their economies. These countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and they may be characterized by a lack of available currency hedging instruments.

Reliance on Exports Risk. The BRIC economies are dependent upon trade and the economies of key trading partners. Reduction in spending on the products and services or changes in any of these economies may adversely impact the Fund:

■

Asian Economic Risk. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreasing exports or economic recessions. Economic events in any Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia. Recently, some economies in the Asian region have suffered significant economic downturns and volatility. Any adverse economic event in the Asian markets may have a significant adverse effect on the BRIC economies.

■

European Economic Risk. Most developed countries in Europe are members of the European Union (“EU”) and the Economic and Monetary Union of the EU (“EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. Most European nations are reliant on trade with each other. Decreasing exports, changes in governmental regulations on trade, changes in the exchange rate of the Euro or recessions among EMU members are likely to have a significant adverse effect on the European and BRIC economies.

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■

Central and South American Regional Economic Risk. The Brazilian economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations, and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas, and minerals) represent a significant percentage of the region’s exports and many economies in this region, including Brazil’s, are particularly sensitive to fluctuations in commodity prices.

■

U.S. Economic Risk. The United States is either the largest or a large trading partner and foreign investor for certain BRIC nations, especially China. Any downturn in U.S. economic activity or changes in the exchange rate of the U.S. dollar may have an adverse effect on BRIC exports and other economic activities.

Commodity Exposure Risk. The agricultural, mining, or natural resource production (such as oil and coal) sectors of some of the BRIC economies account for a large portion of their exports. Any changes in these sectors or fluctuations in the commodity markets and, in particular, on the price and demand for agricultural products and natural resources could have an adverse impact on the BRIC economies.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore its performance information is not included.

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iShares MSCI Chile Index Fund

Cusip:

Trading Symbol:

Underlying Index: MSCI Chile Investable Market Index

Investment Objective

The iShares MSCI Chile Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Chile Investable Market Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a free float-adjusted market capitalization index that is designed to measure broad based equity market performance in Chile. The Underlying Index consists of stocks traded primarily on the Santiago Stock Exchange. As of February 28, 2007, the Underlying Index’s three largest stocks were Empresas Copec SA, Empresa Nacional de Electric and Enersis SA and its three largest industries were Utilities, Materials and Capital Goods.

Principal Risks

The Fund is subject to the risks identified as applicable to the Fund in the “Principal Risks of the Funds” section. In addition, the Fund is subject to the risks listed below:

■

Commodity Exposure Risk. The agriculture and mining sectors of Chile’s economy account for a large portion of its exports. Any changes in these sectors or fluctuations in the commodity markets and, in particular, on the price and demand for agricultural products and natural resources could have an adverse impact on the Chilean economy.

Structural Risks. The Chilean economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of labor and industry.

■

Political and Social Risk. Historically, Chile has experienced periods of political instability and certain sectors and regions of Chile have experienced high unemployment. Any recurrence of these events may cause downturns in the Chilean markets and adversely impact investments in the fund.

■	Government Control and Regulation. Heavy regulation of labor and product markets is pervasive in Chile and may stifle Chilean economic growth or may contribute to prolonged periods of recession.

Reliance on Exports Risk. The Chilean economy is dependent upon trade with other economies. Reduction in spending on Chilean products and services or changes in any of these other economies may adversely impact the Fund:

■

Central and South American Regional Economic Risk. The Chilean economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas, and minerals) represent a significant percentage of the region’s exports and many economies in this region, including Chile’s, are particularly sensitive to fluctuations in commodity prices.

■

Asian Economic Risk. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreasing exports or economic recessions. Economic events in any Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia. Recently, some economies in the Asian region have suffered significant economic downturns and volatility. Any adverse economic event in the Asian markets may have a significant adverse effect on the Chilean economy.

■

European Economic Risk. Most developed countries in Europe are members of the European Union (“EU”) and the Economic and Monetary Union of the EU (“EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. Most European nations are reliant on trade with each other. Decreasing exports, changes in governmental regulations on trade, changes in the exchange rate of the Euro or recessions among EMU members may have a significant adverse effect on the Chilean economy.

■

U.S. Economic Risk. The United States is a significant trade and investment partner in Chile. Any downturn in U.S. economic activity or changes in the exchange rate of the U.S. dollar may have an adverse effect on Chilean exports and economic activities.

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Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore its performance information is not included.

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iShares MSCI Israel Index Fund

Cusip:

Trading Symbol:

Underlying Index: MSCI Israel Capped Investable Market Index

Investment Objective

The iShares MSCI Israel Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Israel Capped Investable Market Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a custom, free float-adjusted market capitalization index that is designed to measure broad based equity market performance in Israel. The Underlying Index consists of stocks traded primarily on the Tel Aviv Stock Exchange. As of February 28, 2007, the Underlying Index’s three largest stocks were Teva Pharmaceutical Industries Ltd, Bank Hapoalim BM and Check Point Software Technologies and its three largest industries were pharmaceuticals, biotechnology and life sciences.

Principal Risks

The Fund is subject to the risks identified as applicable to the Fund in the “Principal Risks of the Funds” section. In addition, the Fund is subject to the risks listed below:

Security Risk. Israel’s relations with its neighbors Lebanon, Syria and Iran, among others, have at times been strained due to territorial disputes, historical animosities or defense concerns, which may cause uncertainty in the Israeli markets and adversely affect the overall Israeli economy.

Reliance on Exports Risk. The Israeli economy is dependent upon trade with other economies. Reduction in spending on Israeli products and services or changes in any of these other economies may adversely impact the Fund:

■

European Economic Risk. Most developed countries in Western Europe are members of the European Union (“EU”) and the Economic and Monetary Union of the EU (“EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. Most European nations are reliant on trade with each other. Decreasing exports, changes in governmental regulations on trade, changes in the exchange rate of the Euro or recessions among EMU members may have a significant adverse effect on the Israeli economy.

■

U.S. Economic Risk. The United States is Israel’s single largest trade and investment partner. Any downturn in U.S. economic activity or changes in the exchange rate of the U.S. dollar may have an adverse effect on Israeli exports and economic activities.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore its performance information is not included.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of a Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of a Fund:

		Annual Fund Operating Expenses[2]
	Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
Fund
iShares MSCI BRIC Index Fund	None	0.75%	None	None	0.75%
iShares MSCI Chile Index Fund	None	0.74%	None	None	0.74%
iShares MSCI Israel Index Fund	None	0.74%	None	None	0.74%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from a Fund’s assets expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Funds, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of owning shares of a Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Fund
iShares MSCI BRIC Index Fund	$77	$240
iShares MSCI Chile Index Fund	$76	$237
iShares MSCI Israel Index Fund	$76	$237

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Management

Investment Adviser

As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for each Fund and manages the investment of each Fund’s assets. In seeking to achieve a Fund’s investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA’s extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Funds to operate.

For its investment advisory services to the iShares MSCI BRIC Index Fund and other iShares Funds in the same management fee category, BGFA is paid management fees equal to each of those Fund’s allocable portion of: 0.75% per year of the aggregate net assets of those Funds less than or equal to $14.0 billion, plus 0.68% per year of the aggregate net assets of those funds between $14.0 billion and $28.0 billion, plus 61% per year of the aggregate net assets of those Funds in excess of $28.0 billion; for its investment advisory services to the iShares MSCI Chile Index, iShares MSCI Israel Index, and other iShares Funds in the same management fee category, BGFA is paid management fees equal to each of those Fund’s allocable portion of: 0.74% per year of the aggregate net assets of those Funds less than or equal to $2 billion, plus 0.69% per year of the aggregate net assets of those Funds between $2 billion and $4 billion, plus 0.64% per year of the aggregate net assets of those Funds greater than $4 billion.

Pursuant to the Investment Advisory Agreement, BGFA is responsible for substantially all expenses of the Company, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses, distribution fees or expenses and extraordinary expenses.

BGFA is entitled to receive management fees from each Fund based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Management Fee*
Fund
iShares MSCI BRIC Index Fund	0.75%
iShares MSCI Chile Index Fund	0.74%
iShares MSCI Israel Index Fund	0.74%

*	Because the Funds have not been in operation for a full fiscal year, the percentages reflect the rate at which BGFA will be paid.

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. BGFA is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of [            ] 2007, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $[            ] trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which each Fund may also invest.

A discussion regarding the basis for the Board of Directors’ approval of the Investment Advisory Agreement with BGFA will be available in each Fund’s semi-annual report for the period ending [            ] 2007.

Portfolio Managers

Patrick O’Connor and S. Jane Leung (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Funds. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities. For risk management and compliance purposes, each Portfolio Manager is subject to appropriate limitations on his or her authority.

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Patrick O’Connor is an employee of BGFA and BGI and, together with the other Portfolio Manager, will be primarily responsible for the day-to-day management of the Funds from their inception. Mr. O’Connor has been a senior portfolio manager for BGFA and BGI since 1999.

S. Jane Leung is an employee of BGFA and BGI and, together with the other Portfolio Manager, will be primarily responsible for the day-to-day management of the Funds from their inception. Ms. Leung has been a senior portfolio manager for BGFA and BGI since 2004 and a portfolio manager for BGFA and BGI from 2001 to 2004.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership (if any) of shares in the Funds.

Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company (“Investors Bank”) is the administrator and transfer agent for each Fund. [            ] is the custodian for each Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Funds, is available free of charge by calling toll-free: 1-800-iShares or visiting our website www.iShares.com.

Buying and Selling Shares

Shares of each Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded companies. The Company does not impose any minimum investment for shares of a Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all stock transactions. When buying or selling shares of the Funds through a broker, you will incur a brokerage commission determined by your broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what bid price and the ask price. The commission is frequently a fixed amount, and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for each Fund based on its trading volume and market liquidity, and is generally lower for Funds with a lot of trading volume and market liquidity and higher for Funds with little trading volume and market liquidity. The Funds’ shares trade under the trading symbols listed for each Fund in the Descriptions of the Funds section.

Shares of the Funds may be acquired or redeemed directly from a Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section. Once created, shares of the Funds generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because each Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board of Directors has not adopted a policy of monitoring for other frequent trading activity because shares of the Funds are listed and traded on national securities exchanges.

The national securities exchange on which the Funds’ shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Each Fund’s primary listing exchange is shown below:

Primary Listing Exchange
Fund
iShares MSCI BRIC Index Fund	[Listing Exchange	]
iShares MSCI Chile Index Fund	[Listing Exchange	]
iShares MSCI Israel Index Fund	[Listing Exchange	]

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies, including shares of each Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding shares of each Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Funds. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book- entry or “street name” form.

Share Prices

The trading prices of a Fund’s shares in the secondary market generally will differ from a Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of each Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every fifteen seconds throughout the trading day by the national securities exchange on which a Fund is listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and make no representation or warranty as to its accuracy.

Determination of Net Asset Value

The NAV for each Fund will generally be determined once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

In calculating a Fund’s NAV, a Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market

15

maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Directors. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which a Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase a Fund’s shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase a Fund’s shares.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Any use of a different rate from the rates used by MSCI may adversely affect a Fund’s ability to track its Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. The Funds generally distribute net capital gains, if any, to shareholders annually. The Funds also reserve the right to declare special distributions if, in reasonable discretion, such action is necessary or advisable to preserve status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on shares are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Taxes

As with any investment, you should consider how your investment in shares of the Funds will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Funds.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund shares.

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Taxes on Distributions

Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held a Fund’s shares. Distributions by a Fund that qualify as qualified dividend income are taxable to you, if you are an individual, at long-term capital gain rates. Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010. In order for a distribution by a Fund to be treated as qualified dividend income, a Fund must meet holding period and other requirements with respect to its dividend paying securities, and you must meet holding period requirements and other requirements with respect to a Fund’s shares. In general, your distributions are subject to federal income tax for the year when they are paid. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). The Funds do not expect to distribute a material amount of qualified dividend income.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Since more than 50% of a Fund’s total assets at the close of its taxable year almost certainly will consist of stock or securities of foreign corporations, the Funds intend to elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. This means that you would be required to take into account an amount equal to your pro rata portions of such foreign taxes in computing your taxable income and then treat an amount equal to those foreign taxes as a U.S. Federal income tax deduction or as a foreign tax credit against your U.S. Federal income taxes.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided, however, that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a Fund. In addition, for taxable years of a Fund beginning on or before December 31, 2007, U.S.-source interest-related dividends and short-term capital gain dividends may not be subject to such U.S. withholding tax.

In order for a distribution to qualify as an interest-related dividend or a short-term capital gain dividend, a Fund must designate it as such in writing to shareholders; depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

If you are a resident or citizen of the United States, and you have not provided a taxpayer identification number or social security number and made other required certifications, back-up withholding (generally at a rate of 28%) will apply to your distributions and proceeds.

Taxes When Shares are Sold

Currently, any capital gain or loss realized upon a sale of shares is generally treated as a long-term gain or loss if shares have been held for more than one year. Any capital gain or loss realized upon a sale of shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

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The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of a Fund under all applicable tax laws.

Creations and Redemptions

The shares that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of [            ] shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with SEI Investments Distribution Co. (“SEI”), the Funds’ distributor. A creation transaction, each of which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the applicable Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, shares can only be redeemed in Creation Units, principally in-kind for a portfolio of securities held by a Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Funds intend to comply with the federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act. Further, an Authorized Participant that is not a “qualified institutional buyer”, as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant, and in either case, has executed an agreement with SEI with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund, a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in them being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted with ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national securities exchange.

Transaction Fees

Each Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The creation and redemption transaction fees for creations and redemptions in-kind for each Fund are discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units, and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The standard creation and redemption transaction fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional variable charge of up to the maximum amount shown below under “Maximum Additional Variable Charge for Cash Purchases” and “Maximum Additional Variable Charge for Cash Redemptions” In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund. Redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such

18

intermediary may pay fees for such services. The following table also shows, as of [                    ], the approximate value of one Creation Unit per Fund, including the standard creation and redemption transaction fee:

	Approximate Value of a Creation Unit			Creation Unit Size		Standard Creation / Redemption Transaction Fee			Maximum Additional Variable Charge for Cash Purchases*		Maximum Additional Variable Charge for Cash Redemptions*
Fund
iShares MSCI BRIC Index Fund	$	[	]	[	]	$	[	]	[	]	$	[	]
iShares MSCI Chile Index Fund	$	[	]	[	]	$	[	]	[	]	$	[	]
iShares MSCI Israel Index Fund	$	[	]	[	]	$	[	]	[	]	$	[	]

*	As a percentage of amount invested

Householding

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

SEI serves as the distributor of Creation Units for each Fund on an agency basis. SEI does not maintain a secondary market in shares of the Funds. SEI has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund. SEI’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights

As of the date of this Prospectus, the Funds have been in operation for less than one full calendar year and therefore do not report their financial highlights.

Index Provider

MSCI is a leading provider of global Indexes and benchmark-related products and services to investors worldwide. It is headquartered in New York, and conducts business worldwide with operations in Geneva, London, Hong Kong, Tokyo, Singapore, Sydney, Frankfurt, Milan, Paris, Princeton and San Francisco. Morgan Stanley, a global financial services firm and a market leader in securities, asset management, and credit services, is the majority shareholder of MSCI, and The Capital Group Companies, Inc., a global investment management group, is the minority shareholder. MSCI is not affiliated with the Company, BGI, BGFA, Investors Bank, the Distributor, AMEX, or the NYSE.

BGI has entered into a license agreement with MSCI to use the Underlying Indexes. BGI is sub-licensing rights in the Underlying Indexes to the Company at no charge.

MSCI has announced certain enhancements to the methodology used to create the Underlying Indexes. See the Construction and Maintenance Standards for the Underlying Indexes section of the SAI for more information.

Disclaimers

The iShares MSCI Index Funds (“iShares Funds”) are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the iShares Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated

19

by MSCI without regard to BGI, BGFA or the iShares Funds. MSCI has no obligation to take the needs of BGI, BGFA or the owners of the iShares Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Funds or the timing of the issuance or sale of such shares. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the iShares Funds in connection with the administration of the iShares Funds, or the marketing or trading of shares of the iShares Funds. Although MSCI obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by BGI, BGFA, the owners of the iShares Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Funds are not sponsored, endorsed or promoted by the [Listing Exchange]. The [Listing Exchange] makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of the Index or the ability of the Index identified herein to track stock market performance. The Index identified herein is determined, composed and calculated by MSCI without regard to the Funds. The [Listing Exchange] is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The [Listing Exchange] has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing or trading of the shares of the Funds.

The [Listing Exchange] does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. The [Listing Exchange] make no warranty, express or implied, as to results to be obtained by the Company on behalf of its Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Funds, or any other person or entity from the use of the subject Indexes or any data included therein in connection with the rights licensed as described herein or for any other use. The [Listing Exchange] makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the [Listing Exchange] have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by a Fund, to the owners of the shares of a Fund, or to any other person or entity, from the use of a Fund’s Underlying Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Copies of the Prospectus, SAI, and other information can be found on our website at www.iShares.com. For more detailed information about the Company and shares of the Funds, you may request a copy of the SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have questions about the Funds or you wish to obtain the SAI free of charge, please:

Call:	1-800-iShares
(toll free)	1-800-474-2737
Monday through Friday
8:30 a.m. to 6:30 p.m. (Eastern time)

E-mail:	iSharesfunds@seic.com

Write:	iShares Inc.
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Funds and their shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Investment Company Act File No. 811-09102

For more information visit our website or call 1-800-iShares (1-800-474-2737) www.iShares.com

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any State in which the offer, solicitation or sale would be unlawful.

iShares,® Inc.

Statement of Additional Information

Dated                      , 2007

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (“Prospectus”) for the following Funds of iShares, Inc. (the “Company”) as such Prospectus may be revised or supplemented from time to time:

iShares MSCI BRIC Index Fund

iShares MSCI Chile Index Fund

iShares MSCI Israel Index Fund

The Prospectus for the Funds listed above is dated                     , 2007. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Company’s distributor, SEI Investments Distribution Co. (“SEI” or the “Distributor”), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares or visiting www.iShares.com. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”).

General Description of the Company and the Funds

The Company currently consists of more than 29 investment portfolios. The Company was organized as a Maryland corporation on August 31, 1994 and is authorized to have multiple series or portfolios. The Company is an open-end management investment company, registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”). The offering of the Company’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). This SAI relates to the following funds (each, a “Fund” and collectively, the “Funds”):

•	iShares MSCI BRIC Index Fund

•	iShares MSCI Chile Index Fund

•	iShares MSCI Israel Index Fund

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the “Underlying Index”) representing publicly traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. Each Fund is managed by Barclays Global Fund Advisors (“BGFA” or “Investment Adviser”), a subsidiary of BGI.

Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of equity securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally [            ] or multiples thereof.

Unless otherwise specified, all references in this SAI to “dollars,” “USD,” “US$” or “$” are to U.S. Dollars, all references to “CLP” are to Chilean Pesos, all references to “EUR” are to Euros, and all references to “ILS” are to New Israeli Sheqels. Some numbers in this SAI have been rounded. All U.S. Dollar equivalents provided in this SAI are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus in the Shareholder Information section. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund are listed for trading on the [Listing Exchange] (the “Listing Exchange”) and traded throughout the day on the Listing Exchange and other secondary markets. In addition, certain Funds may be traded on certain foreign exchanges. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. Although listing requirements vary among exchanges, in general, a Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the shares of a Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which such Fund is based is no longer calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A Listing Exchange will remove the shares of the Fund from listing and trading upon termination of such Fund.

In order to provide additional information regarding the indicative value of shares of each Fund, a Listing Exchange disseminates every 15 seconds through the facilities of the Consolidated Tape Association an updated indicative optimized portfolio value (“IOPV”) for each Fund as calculated by an information provider or market data vendors. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no representation or warranty as to the accuracy of the IOPVs.

The Company reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

An IOPV has an equity securities value component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the applicable Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the applicable Fund at a particular point in time, because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day.

In addition to the equity component described in the preceding paragraph, the IOPV for each Fund includes a cash component consisting of estimated accrued dividend and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable home foreign currency.

Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio.

Each Fund engages in representative sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use representative sampling may or may not hold all of the securities that are included in the relevant Underlying Index.

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

Concentration and Lack of Diversification of Certain Funds. Each Fund is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund may concentrate its investments in a particular industry or group of industries, as noted in the description of the Fund. The securities of issuers in particular industries may dominate the Underlying Index of such a Fund and consequently the Fund’s investment portfolio. This may adversely affect its performance or subject a Fund’s shares to greater price volatility than that experienced by less concentrated investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code (the “IRC”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the IRC may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.

Lending Portfolio Securities. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, a Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Company’s Board of Directors (the “Board”). BGI acts as securities lending agent for the Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when BGFA believes it will be advantageous to a Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund’s assets. The Funds’ exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. The Funds segregate liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. No Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of the Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Foreign Securities. Each Fund may purchase publicly traded common stocks of foreign corporations. Each Fund’s investment in common stock of foreign corporations represented in the Underlying Indices may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts

(“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange, and to the extent a Fund invests in GDRs or EDRs, such GDRs and EDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored, however a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BGFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. (“Moodys®”) or “A-1” by Standard and Poor’s Rating Service (“S&P®”), or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC that permits the funds it manages, including the Funds of the Company, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

Securities of Investment Companies and REITs. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts (“REITS”) to the extent allowed by law. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Company, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of an option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. Each Fund may enter into futures contracts to purchase security investments when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Investments in futures contracts, and other investments that contain leverage, may require each Fund to segregate liquid assets in the amount of the Fund’s obligation under the contracts. Each Fund will segregate liquid assets of the Fund to the extent required by applicable law and interpretive positions issued by the SEC and its staff from time to time.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing options is unlimited.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” Each Fund may also have asset segregation requirements. At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the risks associated with an investment in a Fund is contained in the Prospectus. Below is an additional discussion of certain such risks.

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Indexes are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Investing in Non-U.S. Equity Securities. An investment in the Funds involves risks similar to those of investing in broad-based portfolios of equity securities traded on exchanges in the respective countries covered by the individual Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive).

Proxy Voting Policy

The Company has adopted as its proxy voting policies for each Fund, the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Company has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and BGFA’s role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having undue influence on BGFA’s proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares or through the Funds’ website at www.iShares.com: and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

The Company’s Board has adopted a policy regarding the disclosure of the Funds’ portfolio holdings information that requires that such information be disclosed in a manner that: (a) is consistent with applicable legal requirements and in the best interests of the Funds’ respective shareholders; (b) does not put the interests of the Fund’s investment adviser (BGFA), SEI, or any affiliated person of the Funds, BGFA or the Distributor, above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders as discussed below; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (c) above are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based subscription services, including those large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as “Creation Units”) pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares (“iShares Exemptive Orders”), and other institutional market participants and entities that provide information services.

Each business day, each Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects each Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Funds’ portfolio holdings is provided to (i) certain personnel of service providers involved in portfolio management and providing administrative, operational, risk management or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) other personnel of the Investment Adviser and the Funds’ administrator, custodian and fund accountant, who deal directly with or assist in functions related to investment management, administration, custody and fund accounting as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds and the terms of the Funds’ current registration statement. The Funds will disclose their portfolio holdings and the percentages they represent of the net assets of each Fund at least monthly, but as often as each day the Funds are open for business, online at www.ishares.com. More information about this disclosure is available at www.ishares.com.

From time to time, information concerning portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Funds’ fiscal year, within 70 days after of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. A Fund, however, may voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties in a contemporaneous manner.

The Funds’ Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Funds’ Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Investments in Subject Equity Markets

Brief descriptions of the equity markets in which the respective Fund are invested are provided below.

General Risk Information

In the following countries, reporting, accounting and auditing standards may differ substantially from U.S. standards. In general, corporations in these countries do not provide all of the disclosure required by U.S. law and accounting practices and disclosure provided may be less timely and less frequent than that required of U.S. corporations.

Country Specific Information

The BRIC Equity Markets

General Background. The MSCI BRIC Index Fund invests in equity securities from the following countries: Brazil, Russia, India and China. Following is a general description of the equities market of each country included in the MSCI BRIC Index.

The total market capitalization of the combined equity markets of Brazil, Russia, India and China was approximately $[            ] U.S. as of [            ], 2007.

Brazil. The Sao Paulo exchange, called Bolsa de Valores de Sao Paulo (“BOVESPA”), is the largest and accounts for about 90% of trading activity, although the Rio de Janeiro exchange (Bolsa de Valores de Rio de Janeiro) is the oldest exchange in Brazil. The BOVESPA was founded in 1890 and today acts as the center of integration for nine regional stock exchanges: All are linked with one another making it possible to settle transactions on one exchange using the services of an other. The Sociedade Operadora do Mercado de Ativos manages the over-the-counter market organized in Brazil through an electronic system of negotiation. Government securities, corporate bonds, and money market instruments are traded in the open market. The Bolsa de Mercdorias & de Futuros (the “BM&F”) in Sao Paulo, is Brazil’s futures exchange. Options on the futures exchange are also traded but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council (Conselho Monetario Nacional), the Central Bank (Banco Central do Brasil) and the Securities Commission (Comissao de Valores Mobiliarios). The total market capitalization of the Brazilian equity markets was approximately US$             as of [            ], 2007.

Brazil’s chief industries are steel, commercial aircraft, chemicals, petrochemicals, footwear, machinery, motors, vehicles, auto parts, consumer durables, cement and lumber. Its chief imports consist of machinery, electrical and transport equipment, chemical products and oil.

Russia. The Moscow Interbank Currency Exchange (“MICEX”) is the largest, most liquid and organized financial exchange in the Russian Federation. MICEX is the model for the nationwide system of currency, equity and derivatives trading in Moscow and in Russia’s seven regional exchanges in St. Petersburg, Rostov-on-Don, Yekaterinburg, Samara, Nizhny Novgorod, Novosibirsk and Vladivostok. MICEX’s electronic trading and depository system links more than 2000 remote work stations installed in banks and other financial institutions in Russia and abroad to the exchange. The exchange operates the nationwide system for government securities, including the Russian T-bill and bonds of the Bank of Russia and sub-federal and municipal bonds. Seven regional exchanges are linked to the MICEX settlement, clearing and depository system which provides services for some 1500 organizations/participants of the exchange market. The other major market is the Russian Trading System Stock Exchange (“RTS”) which was established in 1995 in Moscow, consolidating various regional trading floors into one exchange. Originally the RTS was modeled on The Nasdaq Stock Market, Inc.’s trading and settlement software, but in 1998 the exchange went on line with its own in-house system. The total market capitalization of the Russian equity markets was approximately US$             as of [            ], 2007.

Russia’s chief industries are manufacturing (including automobiles, trucks, trains, agricultural equipment, advanced aircraft, aerospace and machine and equipment products), mining and extractive industries, medical and scientific instruments and construction equipment. Its chief imports consist of machinery and equipment, chemicals, consumer goods, medicines, meat, sugar and semi-finished metal products.

India. The Bombay Stock Exchange Limited (formerly, The Stock Exchange, Mumbai; popularly called The Bombay Stock Exchange, or “BSE”) is the oldest stock exchange in Asia. BSE replaced its open outcry system with the BSE On-line Trading facility in 1995. BSE also introduced the world’s first centralized exchange based Internet trading system, BSEWEBx.com. Any investor anywhere in the world can trade on this BSE platform. The securities traded on the BSE include equity, debt and derivatives. The securities may be of any public limited company, central or state government, quasi-governmental and other financial institutions and corporations. Fixed-income securities can be issued by almost any legal entity like central and state governments, public bodies, statutory corporations, banks and institutions and corporate bodies. Derivatives include index futures, index options, stock futures, stock options and weekly options. The Inter-connected Stock Exchange of India Limited is another national stock exchange. It has been promoted by the 14 regional stock exchanges throughout India and provides trading, clearing, settlement, risk management and surveillance support to its traders and dealers. The National Stock Exchange of India is one of the largest stock markets in India. The total market capitalization of the Indian equity markets was approximately US$             as of [            ], 2007.

India’s chief industries are textiles, jute, processed food, steel, machinery, transport equipment, cement, aluminum, fertilizers, mining, petroleum, chemicals and computer software. Its chief imports consist of petroleum, machinery and transport equipment, electronic goods, edible oils, fertilizers, chemicals, gold, textiles, iron and steel.

China. The People’s Republic of China has three main stock exchanges: The Shenzhen Stock Exchange, the Shanghai Stock Exchange and the Hong Kong Stock Exchanges and Clearing Limited. The Shanghai Stock Exchange (“SSE”) is the largest in Mainland China, followed by the Shenzhen Stock Exchange. The securities on these exchanges include the three main categories of stocks, bond and funds. Bonds traded on exchanges include treasury bonds (T-bills), corporate bonds and convertible corporate bonds. The SSE T-bills market is the most active of its kind in China. Two types of stocks are issued on the SSE: A shares and B shares. A shares are priced in the local Renminbi yuan currency while B shares are quoted in U.S. dollars. Initially, trading in A shares was restricted to domestic investors while B shares were available to both domestic (since 2001) and foreign investors. However, since reforms implemented in December 2002, foreign investors are now allowed (with limitations) to trade in A shares under the Qualified Foreign Institutional Investor (QFII) system. The Hong Kong Stock Exchanges and Clearing Limited is the stock exchange of Hong Kong and is the holding company of the Stock Exchange of Hong Kong Limited, Hong Kong Futures Exchange Limited and Hong Kong Securities Clearing Company Limited. The total market capitalization of the Chinese equity markets was approximately US$             as of [            ], 2007.

China’s chief industries are mining and ore processing; iron; steel; aluminum; coal; machinery; textiles and apparel; armaments; petroleum; cement; chemicals; fertilizers; consumer products including footwear, toys, and electronics; automobiles and other transportation equipment including rail cars and locomotives, ships, and aircraft; and telecommunications. Its chief imports consist of electronics, machinery, petroleum products, chemicals and steel.

The Chilean Equity Markets

General Background. Chile has two prominent stock exchanges. The Santiago Stock Exchange (Bolsa de Comercio de Santiago) is Chile’s main stock exchange. The exchange trades in stocks, bonds, investment funds, stock options, futures, gold and silver coins minted by the Banco Central de Chile, and U.S. dollars on Telepregon, its electronic platform. In addition, the Electronic Stock Exchange of Chile (Bolsa Electronica de Chile), founded in 1989, trades equities, debt, short-term securities, currencies and metals. The total market capitalization of the Chilean equity markets was approximately U.S.$[            ] as of [            ], 2007

Chile’s chief industries are copper, fishmeal, fruits, wood products, paper products and fish. Its chief imports consist of consumer goods, chemicals, motor vehicles, fuels, electrical machinery, heavy industrial machinery and food.

The Israeli Equity Markets

General Background. In September 1953 a number of banks and brokerages joined forces and established the Tel Aviv Stock Exchange (“TASE”). TASE is regulated by the Israeli Securities Law (1968), and falls under the direct supervision of the Israel Securities Authority. TASE has replaced physical trading floors by a computerized system, the TACT (Tel Aviv Continuous Trading), allowing transaction orders to flow in real time. The TACT handles trade in all forms of securities: stocks, convertibles, corporate and government bonds, short-term certificates (T-bills known in Israel as Makams), index options and futures, currency options and futures and a variety of derivatives such as Index Linked Notes, reverse certificates and covered warrants. The total market capitalization of the Israeli equity markets was approximately U.S.$[            ] as of [            ], 2007

Israel’s chief industries are high-technology projects including aviation, communications, computer-aided design and manufacturing, medical electronics and fiber optics; wood and paper products; potash and phosphates; food, beverages; tobacco, caustic soda; cement; construction and plastics; chemical products; diamond cutting and polishing; metal products; textiles and footwear. Its chief imports consist of defense systems and armaments, raw materials, diamonds, energy, ships and airplanes, machinery, equipment, land transportation and equipment for investment and consumer goods.

Construction and Maintenance Standards for the Underlying Indexes

A brief description of the Underlying Indexes on which the Funds are based is provided below.

MSCI Indexes Generally

In General. The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the indexes in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI indexes to Morgan Stanley Capital International Inc. (“MSCI”), a Delaware corporation of which Morgan Stanley is the majority owner and The Capital Group of Companies, Inc. is the minority shareholder. The MSCI single country standard equity indexes have covered the world’s developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

Local stock exchanges traditionally calculated their own indexes that were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology across all markets for all single country standard equity indexes, developed and emerging.

MSCI has announced enhancements to the methodology of the MSCI Standard Indexes, which includes the MSCI Chile Index, MSCI BRIC Index and the MSCI Israel Index. MSCI will expand the number of securities included in the indexes, eliminate industry sector classifications in favor of market capitalization size segmentation and eliminate overlapping market capitalization size segmentation among its indexes. These enhancements are being phased in over two stages: 50% of the transition is expected to be completed on November 30, 2007 and the remaining transition is expected to be completed on May 30, 2008. MSCI is also combining its MSCI Standard Indexes and MSCI Small Cap Indexes to form the MSCI Global Investable Market Indexes (the “MSCI GIMI”). The MSCI Global Standard Indexes, which will include the MSCI Global Large Cap Indexes and MSCI Global Mid-Cap Indexes, are intended to cover all investable large and mid-cap securities and include approximately 85% of each market’s free float-adjusted market capitalization. The MSCI Global Small Cap Index is intended to cover all companies with a market capitalization lower than that of the companies in the MSCI Global Standard Indexes and include an additional 14% coverage of each market’s free-float adjusted market capitalization. The Underlying Index of each Fund at its inception will be an index of the MSCI GIMI.

Following are descriptions of the current MSCI Standard Equity Indexes and the new MSCI GIMI.

Current MSCI Single Country Standard Equity Indexes

Weighting. All single-country MSCI Standard indexes are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines “free float” as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. MSCI’s Standard indexes generally seek to include 85% of the free float-adjusted market capitalization of a country’s stock market represented in each industry group of each country.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country’s weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets.

Selection Criteria. MSCI’s index construction process involves: (i) defining the equity universe, (ii) adjusting the total market capitalization of all securities in the universe for free float available to foreign investors, (iii) classifying the universe of securities under the Global Industry Classification Standard (the “GICS”) and (iv) selecting securities for inclusion according to MSCI’s index construction rules and guidelines.

(i) Defining the Equity Universe. The current index construction process starts at the country level with the identification of all listed securities for that country. Currently, MSCI creates international equity country indexes for 48 countries. In general, companies and their respective securities are classified as belonging only to the country in which they are incorporated. This allows securities to be sorted distinctly by country. All listed equity securities and listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe.

(ii) Adjusting the Total Market Capitalization of Securities in the Equity Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe using publicly available information. The process of free float adjusting market capitalization involves: (i) defining and estimating the free float available to foreign investors for each security, using MSCI’s definition of free float, (ii) assigning a free float-adjustment factor to each security and (iii) calculating the free float-adjusted market capitalization of each security.

(iii) Classifying Securities under the GICS. All securities in the equity universe are also assigned to an industry-based hierarchy, the GICS. This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI’s objective of broad industry representation in its indexes.

(iv) Selecting Securities for Index Inclusion. MSCI targets an 85% free float-adjusted market representation level in each industry group of each country. The security selection process within each industry group is based on the analysis of: (i) each company’s business activities and the diversification that its securities would bring to the index, (ii) the size (based on free float-adjusted market capitalization) and liquidity of the securities of the company and (iii) the estimated free float for the company and its individual share classes. MSCI targets for inclusion the most sizable and liquid securities in an industry group. MSCI generally does not consider securities with inadequate liquidity and/or securities that do not have an estimated free float greater than 15% unless exclusion of the security of a large company would compromise the index’s ability to fully and fairly represent the characteristics of the underlying market.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI’s free float-adjustment methodology, a constituent’s inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

Additions and Deletions. Potential additions to the indexes are analyzed with respect to their industry group and sub-industry group, in order to represent a wide range of economic and business activities. In assessing deletions, it is important to emphasize that indexes must represent the full-investment cycle, including both bull and bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalization, and/or declining liquidity, and yet are not deleted because they continue to be good representatives of their industry group.

As a general policy, changes in number of shares are coordinated with changes in FIFs to accurately reflect the investability of the underlying securities.

New MSCI Single Country Investable Market Equity Indexes

Weighting. All single-country MSCI international equity indexes are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines “free float” as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. MSCI’s single country global investable market equity indexes generally seek to include 99% of the free float-adjusted market capitalization of a country’s stock market. Any single security with a weight greater than 24% in the MSCI Israel Capped Index will have its weight capped at 24%. The remaining uncapped securities will have weights based on their proportion of the uncapped components of the MSCI Israel Capped Index.

Regional Weights. Market capitalization weighting, combined with a consistent target of 99% of free float-adjusted market capitalization, helps ensure that each country’s weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except in the developed markets of Europe, where all markets are aggregated into a single market for index construction purposes. Subsequently, individual country indices of the developed markets within the MSCI Europe Index are derived from the constituents of the MSCI Europe Index.

Selection Criteria. MSCI’s index construction process involves: (i) defining the equity universe, (ii) determining the market investable equity universe for each market, (iii) determining market capitalization size segments for each market and (iv) applying index continuity rules for the standard index.

(i) Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 25 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, ETFs, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

(ii) Determining the Equity Universe in Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

(iii) Determining Market Capitalization Size Segments for Each Market. In each market MSCI creates an Investable Market Index, Standard Index, Large Cap Index and Mid Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

1.	Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index.

2.	Achieving consistent market coverage by ensuring that each market’s size segment is represented in its proportional weight in the composite universe.

(iv) Applying Index Continuity Rules for the Standard Index. In order to achieve index continuity, as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developing market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI’s free float-adjustment methodology, a constituent’s inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate the MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. MSCI currently uses the FX rates published by WM Reuters at 4:00 p.m., London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m., London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of “snapshots” of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these rates to calculate the mid-point to five decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indexes. The MSCI indexes are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects including: (i) additions to, and deletions from, the indexes; (ii) and changes in number of shares; and (iii) changes in Foreign Inclusion Factors (“FIFs”) as a result of updated free float estimates.

Index maintenance can be described by three broad categories of implementation of changes:

•	Annual full country index reviews, conducted on a fixed annual timetable, that systematically re-assess the various dimensions of the equity universe for all countries;

•	Quarterly index reviews, aimed at promptly reflecting other significant market events;

•	Ongoing event-related changes, such as mergers and acquisitions, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, emerging, developed) follow their own separate timetables. These changes are normally implemented in one or more phases at the regular annual full country index review and quarterly index review dates.

The annual full country index review for all the MSCI single country standard international equity indexes is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs only on three dates throughout the year: as of the close of the last business day of February, August and November. Any single country indexes may be impacted at the quarterly index review. MSCI Index additions and deletions due to quarterly index rebalancing are generally announced at least two weeks in advance.

Investment Limitations

The Board has adopted as a non-fundamental policy the investment objective of each Fund. Therefore, each Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Funds’ investment restrictions numbered one through six below. The restrictions for a Fund cannot be changed without the approval of the holders of a majority of such Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

Each Fund will not:

1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.

Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objective and policies).

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the Securities Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund, as non-fundamental policies, will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund’s net assets to be invested in illiquid securities. Except with regard to investment limitation three above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

BGFA monitors the liquidity of restricted securities in each Fund’s portfolio. In reaching liquidity decisions, BGFA considers the following factors:

•	The frequency of trades and quotes for the security;

•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

•	Dealer undertakings to make a market in the security; and

•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund’s Underlying Index and in ADRs based on securities in the Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management

Directors and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified.

iShares Trust, iShares, Inc., Master Investment Portfolio (“MIP”) and Barclays Global Investors Funds (“BGIF”), each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director also serves as a Trustee for iShares Trust and, as a result, oversees a total of [            ] Funds within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and, as a result, oversees an additional 24 portfolios within the fund complex. The address of each Director and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Director.

Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Interested Directors

*Lee T. Kranefuss (1961)	Director, Chairman, and President (since 2003)	Chief Executive Officer, Global Index and Markets Group of BGI (since 2005); Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (since 2003); Director of Barclays Global Fund Advisors (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); Director, Chairman and Chief Executive Officer of Barclays Global Investors Services (since 2005); Chief Executive officer of the Individual Investor Business of BGI (1999-2003).	Director (since 2003) of iShares, Inc.; Trustee (since 2001) of BGIF and MIP; Director (since 2003) of BGI Cayman Prime Money Market Fund, Ltd.

*John E. Martinez (1962)	Director (since 2003)

Co-Chief Executive Officer

of Global Index and Markets Group of BGI (2001-2003); Chairman of Barclays Global Investors Services (2000-2003); Chief Executive Officer of Capital Markets Group of BGI (1996-2001).

Director (since 2003) of iShares, Inc.; Director (since 2005) of Real Estate Equity Exchange.

*	Lee T. Kranefuss and John E. Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds’ investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Independent Directors

George G.C. Parker (1939)	Director (since 2000); Lead Independent Director (since 2006)	Dean Witter Distinguished Professor of Finance (since 1994); Formerly Senior Associate Dean for Academic Affairs, Director of MBA Program, Stanford University: Graduate School of Business (1993-2001).	Director (since 2002) of iShares, Inc.; Director (since 1996) of Continental Airlines, Inc.; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2003) of First Republic Bank; Director (since 2004) of Threshold Pharmaceuticals.

Cecilia H. Herbert (1949)	Director (since 2005)	Member of Finance Council, Archdiocese of San Francisco (since 1991); Chair of Investment Committee, Archdiocese of San Francisco (1994-2005).	Director (since 2005) of iShares, Inc.; Trustee (2004-2005) of Pacific Select Funds; Trustee (1992-2003) of the Montgomery Funds; Trustee (since 2005) of the Thacher School; Director (since 1998) of Catholic Charities CYO; Director (since 2005) of Women’s Forum West (professional association).

Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Independent Directors

Charles A. Hurty (1943)	Director (since 2005)	Partner, KPMG, LLP (1968-2001).	Director (since 2005) of iShares, Inc.; Director (since 2002) of GMAM Absolute Return Strategy Fund (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios); Director (since 2005) of CSFB Alternative Investments Fund (15 portfolios).

John E. Kerrigan (1955)	Director (since 2005)	Chief Investment Officer, Santa Clara University (since 2002); Managing Director, Merrill Lynch (1994-2002).	Director (since 2005) of iShares, Inc.; Member (since 2004) of Advisory Council for Commonfund Distressed Debt Partners II.

Robert H. Silver (1955)	Director (since March 2007)

President and Co-Founder

of The Bravitas Group, Inc. (since 2006); Member,

Non-Investor Advisory Board of Russia Partners

II, LP (since 2006); President and Chief Operating Officer

of UBS Financial Services, Inc. (2003-2005); President

and Chief Executive

Officer of UBS Services

USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Broadway Producer (since 2006).

Director (since March 2007) of iShares, Inc.; Director, Member of the Audit and Compensation Committee of EPAM Systems, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Trustee, Newark Academy (since 2005); Director, UBS Financial Services, Inc., (1990-2005).

Officer

Michael Latham (1965)	Secretary, Treasurer and Principal Financial Officer (since 2002)

Chief Operating Officer of

the Intermediary Investor and Exchange Traded Products Business of BGI (since 2003); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (since 2005); Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003).

None.

The following table sets forth, as of [December 31, 2006], the dollar range of equity securities beneficially owned by each Director in the Funds and in other registered investment companies (“RICs”) overseen by the Director within the same family of investment companies as the Company. If a Fund is not listed below, the Director did not own any securities in that Fund as of the date indicated above:

Name of Director*	Name of Index Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of EQUITY Securities in All Registered Investment Companies Overseen By Director in Family of Investment Companies
Lee T. Kranefuss
John E. Martinez
George G.C. Parker
Cecilia H. Herbert
Charles A. Hurty
John E. Kerrigan

*	The dollar range of equity securities beneficially owned by Robert H. Silver is not reflected in the table because he was elected to serve as an Independent Director of the Company effective March 9, 2007.

As of December 31, 2006, none of the Directors who are not interested persons (as defined in the 1940 Act) of the Company (“Independent Directors”) or their immediate family members owned beneficially or of record any securities of BGFA (the Funds’ investment adviser), SEI (the Funds’ distributor) or any person controlling, controlled by or under control with BGFA or SEI.

Committees of the Board of Directors. Each Independent Director serves on the Audit Committee and Nominating and Governance Committee of the Board of Directors. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Company’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company; (ii) in its oversight of the Company’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Company’s accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met [four] times during the calendar year ended December 31, 2006.

The Nominating and Governance Committee nominates individuals for Independent Director membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Director; (ii) recommending to the Board and current Independent Director the nominee(s) for appointment as an Independent Director by the Board and current Independent Director and/or for election as Independent Director by shareholders to fill any vacancy for a position of Independent Director (s) on the Board; (iii) recommending to the Board and current Independent Director the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Director to the Board and current Independent Director to serve as Lead Independent Director; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Director for their services as Director and members or chairpersons of committees of the Board, Lead Independent Director, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee is not required to consider nominees for the Board who are recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity).

However, individual shareholder nominees may be considered if the Nominating and Governance Committee deems it appropriate.

The Nominating and Governance Committee is comprised of all members of the Board that are Independent Director. The Nominating and Governance Committee met [two] times during the calendar year ended December 31, 2006.

Remuneration of Directors. The Company pays each Independent Director and John Martinez, an Interested Director, an annual fee of $75,000 for meetings of the Board attended by the Director; also the Company pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board’s Audit Committee, and George G. C. Parker an annual fee of $25,000 for service as the Board’s Lead Independent Director. During the period January 1, 2006 through December 31, 2006, the Company paid each Independent Director and John Martinez, an Interested Director, an annual fee of $60,000 for meetings of the Board attended by the Director; also the Company paid Charles Hurty an annual fee of $12,500 for service as the chairperson of the Board’s Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board’s Lead Independent Director. The Company also reimburses each Director for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Interested Director for the calendar year ended [December 31, 2006]:

Name of Interested Director	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Company Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation From the Funds and Fund Complex**
Lee T. Kranefuss***	$	Not Applicable	Not Applicable	$
John E. Martinez	$	Not Applicable	Not Applicable	$

*	No Director or Officer is entitled to any pension or retirement benefits from the Company.
**	Includes compensation for service on the Board of Trustees of iShares Trust.
***	Lee T. Kranefuss was not compensated by the Company due to his employment with BGI during the time period reflected in the table.

The table below sets forth the compensation paid to each Independent Director for the calendar year ended [December 31, 2006]:

Name of Independent Director[3]	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Company Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation From the Funds and Fund Complex**
Richard K. Lyons[1]	$	Not Applicable	Not Applicable	$	*	**
George G. C. Parker	$	Not Applicable	Not Applicable	$
W. Allen Reed[2]	$	Not Applicable	Not Applicable	$
Charles A. Hurty	$	Not Applicable	Not Applicable	$
John E. Kerrigan	$	Not Applicable	Not Applicable	$
Cecilia H. Herbert	$	Not Applicable	Not Applicable	$

*	No Director or Officer is entitled to any pension or retirement benefits from the Company
**	Includes compensation for service on the Board of Directors of iShares, Inc.
***	Includes compensation as Trustee for BGIF and MIP, investment companies with 24 funds also advised by BGFA and/or for which BGFA provides administration services.
[1]	Served as Director through November 6, 2006.
[2]	Served as Director through June 30, 2006.
[3]	Compensation is not shown for Robert H. Silver because he was elected to serve as an Independent Director of the Company effective March 9, 2007.

The Directors and Officers of the Company collectively owned less than 1% of each of the Fund’s outstanding shares as of [            ].

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Funds as they had not commenced operations as of the date of this SAI.

Investment Adviser. BGFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Company and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Company and the investment of each Fund’s assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Company’s Board and in conformity with the stated investment policies of each Fund, manages and administers the Company and the investment of each Fund’s assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

For its investment advisory services to the iShares MSCI BRIC Index Fund and other iShares Funds in the same management fee category, BGFA is paid management fees equal to each of those Fund’s allocable portion of: 0.75% per year of the aggregate net assets of those Funds less than or equal to $14.0 billion, plus 0.68% per year of the aggregate net assets of those funds between $14.0 billion and $28.0 billion, plus 61% per year of the aggregate net assets of those Funds in excess of $28.0 billion; for its investment advisory services to the iShares MSCI Chile Index, iShares MSCI Israel Index, and other iShares Funds in the same management fee category, BGFA is paid management fees equal to each of those Fund’s allocable portion of: 0.74% per year of the aggregate net assets of those Funds less than or equal to $2 billion, plus 0.69% per year of the aggregate net assets of those Funds between $2 billion and $4 billion, plus 0.64% per year of the aggregate net assets of those Funds greater than $4 billion.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60-days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Company, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to a Fund or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Company without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Company. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Company. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

Portfolio Managers. The individuals named as Portfolio Managers in the Prospectus are also primarily responsible for the day-to-day management of certain types of other iShares Funds and certain other portfolios and/or accounts in addition to the Funds, as indicated in the table below:1

Patrick O’ Connor

Types of Accounts	Number	Total Assets
Registered Investment Companies		[$	]
Other Pooled Investment Vehicles		[$	]
Other Accounts		[$	]
Companies, Vehicles or Other Accounts with Incentive-Based Fee Arrangements		[$	]

S. Jane Leung

Types of Accounts	Number	Total Assets
Registered Investment Companies		[$	]
Other Pooled Investment Vehicles		[$	]
Other Accounts		[$	]
Companies, Vehicles or Other Accounts with Incentive-Based Fee Arrangements		[$	]

[1]	Information provided in the table is as of [ ].

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that comprise those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager’s favoring those portfolios or accounts with incentive-based fee arrangements.

As of [                    ], with respect to all iShares Funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance. Each Portfolio Manager’s salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under the CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of [                    ], the Portfolio Managers beneficially owned shares of the Funds for which he or she is primarily responsible for the day-to-day management in the amounts reflected in the following table:

Patrick O’Connor

Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1 million	over $1 million
iShares MSCI BRIC Index Fund
iShares MSCI Chile Index Fund
iShares MSCI Israel Index Fund

S. Jane Leung

Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1 million	over $1 million
iShares MSCI BRIC Index Fund
iShares MSCI Chile Index Fund
iShares MSCI Israel Index Fund

Codes of Ethics. The Company, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator and Transfer Agent. Investors Bank & Trust Company (“Investors Bank”) serves as administrator and transfer agent for the Funds. Investors Bank’s principal address is 200 Clarendon Street, Boston, MA 02116. Under the Administration Agreement with the Company, Investors Bank provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Company and each Fund. In addition, Investors

Bank makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Transfer Agency and Service Agreement with the Company, Investors Bank acts as a transfer agent for the Funds’ authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

Custodian. [            ] located at [            ] serves as custodian for the Funds. Under the Custodian Agreement with the Company, [            ] maintains in separate accounts cash, securities and other assets of the Company and each Fund, keeps all necessary accounts and records, and provides other services. [            ] is required, upon the order of the Company, to deliver securities held by [            ] and to make payments for securities purchased by the Company for each Fund. Also, under a Delegation Agreement, [            ] is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States.

Distributor. SEI is the distributor of shares of the Company. Its principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below in the Creation and Redemption of Creation Units Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the National Association of Securities Dealers (“NASD”).

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60-days prior written notice to the other party (i) by vote of a majority of the Independent Directors or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Index Provider. Each Fund is based upon a particular index compiled by MSCI. MSCI is not affiliated with the Funds or with BGI or BGI’s affiliates. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with MSCI. BGI has provided the applicable sub-licenses to the Funds without charge.

Brokerage Transactions

BGFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Company has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Additional Information Concerning the Company

Capital Stock. The Company currently is comprised of [            ] series that issue shares of common stock, par value $0.001 per share, referred to herein as the following Funds: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Brazil Index Fund, the MSCI BRIC Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI Chile Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Israel Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia Index Fund, the iShares MSCI Mexico Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Pacific ex-Japan Index Fund, the iShares MSCI Singapore Index Fund, the iShares MSCI South Africa Index Fund, the iShares MSCI South Korea Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund, the iShares MSCI Taiwan Index Fund and the iShares MSCI United Kingdom Index Fund. Each Fund has been issued as a separate class of capital stock. In addition to the [29] Funds listed above, the Company has authorized for issuance, but is not currently offering for sale to the public, six additional series of shares of common stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Amended and Restated Articles of Incorporation confers upon the Board the power to establish the number of shares which constitute a Creation Unit Aggregation or by resolution, restrict the redemption right to Creation Unit Aggregations.

Each share issued by a Fund has a pro rata interest in the assets of that Fund. The Company is currently authorized to issue 10.9 billion shares of common stock. The following number of shares is currently authorized for each Fund: the iShares MSCI Australia Index Fund, 127.8 million shares; the iShares MSCI Austria Index Fund, 19.8 million shares; the iShares MSCI Belgium Index Fund, 136.2 million shares; the iShares MSCI Brazil Index Fund, iShares MSCI BRIC Index Fund, 500 million shares; 500 million shares; the iShares MSCI Canada Index Fund, 340.2 million shares; the iShares MSCI Chile Index Fund, 200 million shares; the iShares MSCI Emerging Markets Index Fund, 500 million shares; the iShares MSCI EMU Index Fund, 500 million shares; the iShares MSCI France Index Fund, 340.2 million shares; the iShares MSCI Germany Index Fund, 382.2 million shares; the iShares MSCI Hong Kong Index Fund, 191.4 million shares; the iShares MSCI Israel Index Fund, 500 million shares; the iShares MSCI Italy Index Fund, 63.6 million shares; the iShares MSCI Japan Index Fund, 2,124.6 million shares; the iShares MSCI Malaysia Index Fund, 127.8 million shares; the iShares MSCI Mexico Index Fund, 255 million shares; the iShares MSCI Netherlands Index Fund, 255 million shares, iShares MSCI Pacific ex-Japan Index Fund, 500 million shares; the iShares MSCI Singapore Index Fund, 191.4 million shares; the iShares MSCI South Africa Index Fund, 200 million shares; the iShares MSCI South Korea Index Fund, 200 million shares; the iShares MSCI Spain Index Fund, 127.8 million shares; the iShares MSCI Sweden Index Fund, 63.6 million shares; the iShares MSCI Switzerland Index Fund, 318.625 million shares; the iShares MSCI Taiwan Index Fund, 200 million shares and the iShares MSCI United Kingdom Index Fund, 943.2 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Unit Aggregations of their shares. The Articles of Incorporation confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

Each share has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. Shares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.

Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Company (regardless of Fund) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

Following the creation of the initial Creation Unit Aggregation(s) of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to the Company, c/o the Distributor, SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and Directors of a fund and beneficial owners of 10% of the shares of such fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Company or a Fund. The Company or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Company or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Company’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Company or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Company may make redemptions in-kind, for cash, or for a combination of cash or securities.

Book-Entry Only System. The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectus.

Depository Trust Company (“DTC”) Acts as Securities Depository for the Stocks of the Company. Stocks of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE Group, Inc., the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Company understands that under existing industry practice, in the event the Company requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Company recognizes DTC or its nominee as the owner of all shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the share holdings of each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Company. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares of the Company at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Company makes other arrangements with respect thereto satisfactory to the Listing Exchange on which shares are listed.

Purchase and Redemption of Creation Unit Aggregations

Creation Unit Aggregations. The Company issues and redeems shares of each Fund only in creation unit aggregations. The following table sets forth the number of iShares of a Fund that constitute a Creation Unit Aggregation for such Fund and the value of such Creation Unit Aggregation as of [            ]:

Fund	Shares Per Creation Unit	Value Per Creation Unit ($U.S.)
BRIC		$
Chile		$
Israel		$

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Company, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of Creation Unit Aggregations

General. The Company issues and sells shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” with respect to each Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays (as observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund, (except for the iShares MSCI Chile Index Fund, which is currently offered, in its iShares Creation Units solely for cash and the iShares MSCI BRIC Index Fund, which is currently offered, in its iShares Creation Units partially for cash), generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”), constituting an optimized representation of the Fund’s benchmark foreign securities index and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for shares of any Fund of the Company. The Cash Component is an amount equal to the Balancing Amount (as defined below). The “Balancing Amount” is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Fund and (y) the “Deposit Amount” which is the market value (per Creation Unit) of the securities deposited with the Company. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit.

BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares (subject to possible amendments or corrections) of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of iShares of a given Fund until such time as the next-announced composition of the Fund Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Underlying Index.

The Company reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Company also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.

Role of the Authorized Participant. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of iShares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of shares, the Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of the Funds. The Distributor will notify BGFA and the Custodian of such order. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Company. Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Company, immediately available or same day funds estimated by the Company to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Listing Exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. In general, an Authorized Participant must submit an irrevocable purchase order before 4:00 p.m. (Eastern time) on any Business Day in order to receive that Business Day’s NAV. An Authorized Participant must submit an irrevocable order to purchase shares of the iShares MSCI BRIC Index Fund and iShares MSCI Chile Index Fund by [            ] on any Business Day in order to receive the next Business Day’s NAV. Orders to purchase shares of the iShares MSCI Chile Index Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed will not be accepted. In addition, orders to purchase shares of the iShares MSCI BRIC Index Fund will not be accepted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in any foreign market applicable to the Fund for which the consideration for the creation order is cash is closed. The Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Company, will be processed based on the NAV next determined after such acceptance, in accordance with the Company’s standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this Statement of Additional Information.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Company are in place for payment of the Cash Component and any other cash amounts which may be due, the Company will accept the order, subject to its right (and the right of the Distributor and BGFA) to reject any order until acceptance.

Once the Company has accepted an order, upon next determination of the NAV of the shares, the Company will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Company reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (b) the Deposit Securities delivered are not as specified by BGFA, as described above; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Fund Deposit would otherwise, in the discretion of the Company or BGFA, have an adverse effect on the Company or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Company, the Distributor and BGFA make it for all practical purposes impossible to process purchase orders. The Company shall notify a prospective purchaser of its rejection of the order of such person. The Company and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date). However, as discussed in Appendix A, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Company will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 110%, which BGFA may change from time to time, of the value of the missing Deposit Securities in accordance with the Company’s then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Company’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Company to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units of the same trade date. In these instances, the Company reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company’s determination shall be final and binding.

Cash Purchase Method. Although the Company does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units are available or specified for a Fund (Creation Units of the iShares MSCI Chile Index Fund are currently offered only for cash and Creation Units of the iShares MSCI BRIC Index Fund are currently offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Company’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.

Purchase Transaction Fee. A purchase transaction fee payable to the Company is imposed to compensate the Company for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Company permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the “cash in lieu” portion of its investment. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Company:

Fund	In-kind and cash purchases	Maximum Additional Variable Charge for Cash Purchases*
BRIC	$	%
Chile	$	%
Israel	$	%

*	As a percentage of the value of amount invested.

Redemption of Creation Units. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor. The Company will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough iShares to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of iShares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of iShares to constitute a redeemable Creation Unit.

With respect to each Fund (other than the iShares MSCI Chile Index Fund, which currently redeem Creation Units of iShares for cash and the iShares MSCI BRIC Index Fund which currently redeems Creation Units of iShares partially for cash), BGFA makes available through the NSCC prior to the opening of business on the Listing Exchange on each Business Day, the portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by BGFA through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds.

A redemption transaction fee payable to the Company is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund, including market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Fund Deposit from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services:

Fund	In-kind and cash Redemptions	Maximum Additional Variable Charge for Cash Redemptions*
BRIC	$	%
Chile	$	%
Israel	$	%

*	As a percentage of the value of amount invested.

Redemption requests in respect of Creation Units of any Fund must be submitted to the Distributor by or through an Authorized Participant. For most Funds, an Authorized Participant must submit an irrevocable redemption request before 4:00 p.m. (Eastern time) on any Business Day in order to receive that Business Day’s NAV. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares MSCI Chile Index Fund by [            ] on any Business Day in order to receive the next Business Day’s NAV. Orders to redeem shares of the iShares MSCI Chile Index Fund that are submitted the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed will not be accepted. In addition, orders to redeem shares of the iShares MSCI BRIC Index Fund will not be accepted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in any foreign market applicable to the Fund for which the consideration for the redemption order is cash is closed. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption, in the form required by the Company, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit of shares being redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day and (ii) a request in form satisfactory to the Company is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Company and the Company’s Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

In connection with taking delivery of shares of Deposit Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Funds generally will be made within three Business Days (i.e., “T+3”). However, as discussed in Appendix A, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+3 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances. For each country relating to a Fund, Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Fund, the Company will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the portfolio securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the portfolio securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of portfolio securities of the Fund). Redemptions of shares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

Although the Company does not ordinarily permit cash redemptions of Creation Units (other than the iShares MSCI Chile Index Fund, which currently redeem Creation Units of iShares for cash and the iShares MSCI BRIC Index Fund which currently redeems Creation Units of iShares partially for cash), in the event that cash redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units of shares to be redeemed to the Company, at or prior to 10:00 a.m., Eastern time, on the Listing Exchange business day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value at least equal to 110%, which BGFA may change from time to time, of the value of the missing iShares in accordance with the Company’s then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The Company’s current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. Dollars in immediately available funds and shall be held by the Company’s Custodian and marked to market daily, and that the fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Company to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such shares, Portfolio securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days when the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or to purchase or sell shares of such Fund on the Listing Exchange, on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming Beneficial Owner that is not a “qualified institutional buyer”, as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Taxes

Registered Investment Company Qualifications. Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (i.e., a partnership that is traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditional permitted mutual fund income); and (ii) at the close of each quarter of the company’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of each Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers that are controlled by each Fund within the meaning of Section 851(c)(2) of the IRC, and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies or the securities of one or more qualified publicly traded partnerships. A Fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of each Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its taxable income and capital gains for each taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. If each Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

Excise Tax. Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date a Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Back-Up Withholding. In certain cases, a Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to back-up withholding by the IRS; (3) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Sections 351 and 362. The Company on behalf of each Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the IRC, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Company will exercise the right of rejection except in a case where the Company determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Qualified Dividend Income. Distributions by each Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent each Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) a Fund or the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) a Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by each Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of each Fund’s net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Excess Inclusion Income. Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause a Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. Federal income tax deduction or as a foreign tax credit against their U.S. Federal income taxes.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund were to elect otherwise.

Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Federal Tax Treatment of Complex Securities. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Each Fund is required, for federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based investments required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for a Fund to qualify as a RIC.

Each Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments and shareholders are advised on the nature of the distributions.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined above) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions”; or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country; or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly-acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of funds.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT. A distribution paid prior to 2008 attributable to the Fund’s sale of a REIT or other U.S. real property holding company will also be treated as real property gain if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution.

Reporting. If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Funds are not available because, as of the date of this SAI, each Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, is counsel to the Company.

Independent Registered Public Accounting Firm.                 , located at                 , serves as the Company’s independent registered public accounting firm, audits the Funds’ financial statements, and may perform other services.

Shareholder Communication to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to: iShares Board of Directors,

c/o Barclays Global Investors, N.A., Mutual Fund Administration, 45 Fremont Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund or Funds of which the shareholder owns shares and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Company and reported to the Board.

APPENDIX A

Each Fund (except the iShares [            ] Index Fund) generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus three Business Days (i.e., days on which the Listing Exchange is open). [The iShares [            ] Index Fund generally intends to effect delivery of Creation Units and Portfolio Securities on a basis of “T” plus [            ] business days, since the normal settlement cycle for local securities trading in [            ] is T plus [            ] business days. Each Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus five in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Company to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Company from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

iShares, Inc.

File Nos. 333-97598 and 811-09102

Part C

Other Information

Item 23. Exhibits	PEA # 33

Exhibit Number	Description
(a.1)	Articles of Restatement, filed September 15, 2006, are incorporated herein by reference to Post-Effective Amendment No.31 to the Registration Statement, filed on December 22, 2006 (“PEA No. 31”).

(a.2)	Articles of Amendment, filed December 20, 2006, are incorporated herein by reference to PEA No. 31.

(a.3)	Articles Supplementary, filed December 20, 2006, are incorporated herein by reference to PEA No. 31.

(b.2)	Amended and Restated By-Laws is incorporated herein by reference to Post-Effective Amendment No.32 to the Registration Statement, filed on April 16, 2007 (“PEA No. 32”).

(c.)	None.

(d.1)	Investment Management Agreement between Registrant and Barclays Global Fund Advisors is incorporated herein by reference to PEA No. 31.

(d.2)	Amended Schedule A to Investment Management Agreement is filed herein.

(e.1)	Distribution Agreement between Registrant and SEI Investments Distribution Co., dated March 27, 2000, is incorporated herein by reference to Post-Effective Amendment No.18 to the Registration Statement, filed on December 29, 2000 (“PEA No. 18”).

(e.2)	Amended Exhibit A to Distribution Agreement is filed herein.

(e.3)	Form of Authorized Participant Agreement is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed on December 30, 2003.

(e.4)	Form of Sales and Investor Services Agreement incorporated herein by reference to PEA No. 18.

(f.)	None.

(g.1)	Custodian Agreement between Registrant and Investors Bank & Trust Company, dated May 21, 2002, is incorporated herein by reference to exhibit (g.3) of Post-Effective Amendment No. 26 to the Registration Statement, filed on December 30, 2002 (“PEA No. 26”).

(g.2)	Amended Schedule A to Custodian Agreement to be filed by amendment.

(g.3)	Amendment, dated December 31, 2002, to the Custodian Agreement is incorporated herein by reference to PEA No. 31.

(g.4)	Amendment, dated January 1, 2006, to the Custodian Agreement is incorporated herein by reference to PEA No. 31.

(h.1)	Administration Agreement between Registrant and Investors Bank & Trust Company, dated May 21, 2002, is incorporated herein by reference to exhibit (h.3) of PEA No. 26.

(h.2)	Amended Exhibit A to Administration Agreement to be filed by amendment.

(h.3)	Amendment, dated January 1, 2006, to the Administration Agreement is incorporated herein by reference to PEA No. 31.

(h.4)	Amendment, dated January 1, 2007, to the Administration Agreement is incorporated herein by reference to PEA No. 32.

(h.5)	Transfer Agency and Service Agreement between Registrant and Investors Bank & Trust Company, dated May 21, 2002, is incorporated herein by reference to exhibit (h.7) of PEA No. 26.

(h.6)	Amended Exhibit A to Transfer Agency and Service Agreement to be filed by amendment.

(h.7)	Amendment, dated May 21, 2002, to the Transfer Agency and Service Agreement is incorporated herein by reference to PEA No. 31.

(h.8)	Amendment, dated September 1, 2004, to the Transfer Agency and Service Agreement is incorporated herein by reference to PEA No. 31.

(h.9)	Amendment, dated January 1, 2006, to the Transfer Agency and Service Agreement is incorporated herein by reference to PEA No. 31.

(h.10)	Sub-License Agreement between Registrant and Barclays Global Investors with respect to the use of the MSCI Indexes, dated May 8, 2000, is incorporated by herein by reference of PEA No. 18.

(h.11)	Sub-License Agreement between Registrant and Barclays Global Investors with respect to the use of the MSCI Indexes to be filed by amendment.

(h.12)	Securities Lending Agency Agreement, dated April 2, 2007, between Registrant and iShares Trust and Barclay’s Global Investors is incorporated herein by reference to PEA No. 32.

(h.13)	Appendix A to Securities Lending Agency Agreement between BGI and the Registrant is filed herein.

(i.)	Legal Opinion and Consent of Venable LLP incorporated herein by reference to PEA No. 32.

(j.)	Consent of PricewaterhouseCoopers LLP to be filed by amendment.

(k.)	None.

(l.1)	Subscription Agreement between the Registrant and Funds Distributor, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registration Statement, filed on March 6, 1999.

(l.2)	Letter of Representations among the Registrant, Depository Trust Company (“DTC”) and Morgan Stanley Trust Company Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement, filed on March 1, 1996, to the Company’s initial registration statement on Form N-1A filed on September 29, 1995.

(l.3)	Letter of Representations between the Registrant and DTC dated May 5, 2000 is incorporated herein by reference to PEA No. 18.

(l.4)	Letter of Representations between the Registrant and DTC dated October 15, 2001 is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed on October 22, 2001.

(m.)	Amended Plan of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on September 19, 2002.

(n.)	None.

(o.)	Not applicable.

(p.1)	Code of Ethics of the Registrant is incorporated herein by reference to PEA No. 30.

(p.2)	Code of Ethics of Barclays Global Fund Advisors is incorporated herein by reference to PEA No. 30.

(q.1)	Powers of Attorney dated February 22, 2006 for Cecilia H. Herbert, John E. Kerrigan, John E. Martinez and George G.C. Parker are incorporated herein by reference to PEA No. 31.

(q.2)	Power of Attorney dated February 25, 2006 for Charles A. Hurty is incorporated herein by reference to PEA No. 31.

(q.3)	Power of Attorney, dated August 25, 2006 for Lee T. Kranefuss is incorporated herein by reference to PEA No. 31.

(q.4)	Power of Attorney, dated April 19, 2007, for Robert H. Silver is filed herein.

Item 24. Persons Controlled By or Under Common Control with Registrant.

Fund Name	Percentage of Ownership
iShares MSCI Austria Index Fund
Citigroup Global Markets Inc.	25.09%

iShares MSCI Belgium Index Fund
Citigroup Global Markets Inc.	44.79%

iShares MSCI EMU Index Fund
Deutsche Bank Securities Inc./Cedear	37.97%

iShares MSCI Italy Index Fund
Citigroup Global Markets Inc.	39.40%

Item 25. Indemnification.

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement, filed on January 15, 1997.

Item 26. Business and Other Connections of Investment Adviser.

The Fund is advised by Barclays Global Fund Advisors (“BGFA”), a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), 45 Fremont Street, San Francisco, CA 94105. BGFA’s business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position	Principal Business(es) During the Last Two Fiscal Years

Blake Grossman Chairman	Director and Chairman of the Board of Directors of BGFA and Chief Executive Officer and Director of BGI 45 Fremont Street, San Francisco, CA 94105

Frank Ryan Officer	Chief Financial Officer of BGFA and Chief Financial Officer and Cashier of BGI 45 Fremont Street, San Francisco, CA 94105

Rohit Bhagat Director	Director and Chief Operating Officer of BGFA and BGI 45 Fremont Street, San Francisco, CA 94105

Item 27. Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (“SEI”) acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Index Funds	July 10, 1985

SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
HighMark Funds	February 15, 1997
Oak Associates Funds	February 27, 1998
CNI Charter Funds	April 1, 1999
iShares Trust	April 25, 2000
JohnsonFamily Funds, Inc.	November 1, 2000
Causeway Capital Management Trust	September 20, 2001
The Japan Fund, Inc.	October 7, 2002
Barclays Global Investors Funds	March 31, 2003
The Arbitrage Funds	May 17, 2005
The Turner Funds	January 1, 2006
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8. 2007

SEI provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	—
Edward D. Loughlin	Director	—
Wayne M. Withrow	Director	—
Kevin Barr	President & Chief Executive Officer	—
Maxine Chou	Chief Financial Officer & Treasurer	—
Thomas Rodman	Chief Operations Officer	—
John Munch	General Counsel & Secretary	—
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
Robert Silvestri	Vice President	—
John Coary	Vice President & Assistant Secretary	—
Michael Farrell	Vice President	—
Mark McManus	Vice President	—

(c) Not applicable.

Item 28. Location of Accounts and Records

(a) The Fund maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, the “Records”) at the offices of Investors Bank & Trust (“IBT”), 200 Clarendon Street, Boston, MA 02116.

(b) BGFA maintains all Records relating to its services as advisor at 45 Fremont Street, San Francisco, CA, 94105.

(c) SEI maintains all Records relating to its services as distributor at One Freedom Valley Drive, Oaks, PA 19456.

(d) IBT maintains all Records relating to its services as transfer agent, fund accountant and custodian at 200 Clarendon Street, Boston, MA 02116.

Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

(a) The Company hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the holders of at least 10% of the Company’s outstanding shares of common stock and, in connection with such meeting to comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 34 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco and the State of California on the 3rd day of July, 2007.

By:
Lee T. Kranefuss*
President

Date: July 3, 2007

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 34 to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

By:
Lee T. Kranefuss*
Director and President

Date: July 3, 2007

John E. Martinez*
Director

Date: July 3, 2007

George G. C. Parker*
Director

Date: July 3, 2007

Cecilia H. Herbert*
Director

Date: July 3, 2007

Charles A. Hurty*
Director

Date: July 3, 2007

John E. Kerrigan*
Director

Date: July 3, 2007

Robert H. Silver*
Trustee

Date: July 3, 2007

/s/ Michael Latham
Michael Latham
Treasurer

Date: July 3, 2007

*By:	/s/ Michael Latham
Michael Latham
Attorney in fact

Date: July 3, 2007

*	Power of Attorney, dated April 19, 2007, for Robert H. Silver is filed herein. Power of Attorney, dated August 25, 2006, for Lee T. Kranefuss is incorporated herein by reference to PEA No. 31. Powers of Attorney, dated February 22, 2006, for Cecilia H. Herbert, John E. Kerrigan, John E. Martinez and George G.C. Parker are incorporated herein by reference to PEA No. 31. Power of Attorney, dated February 25, 2006, for Charles A. Hurty is incorporated herein by reference to PEA No. 31.

Exhibit Index

(d.2)	Amended Schedule A to Investment Management Agreement.

(e.2)	Amended Exhibit A to Distribution Agreement.

(h.13)	Appendix A to Securities Lending Agency Agreement between BGI and the Registrant.

(q.4)	Power of Attorney, dated April 19, 2007, for Robert H. Silver.